Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

SELECTED DEBTOR BALANCE SHEETS

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DEBTORS’ ADDRESS:	LEHMAN BROTHERS HOLDINGS INC.
c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

Lehman Brothers Holdings Inc.

By:	/s/ William J. Fox
William J. Fox
Executive Vice President

Indicate if this is an amended statement by checking here:          AMENDED STATEMENT ____

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Commercial Paper Inc.
Basis of Presentation	4
Balance Sheet	5

Lehman Brothers Special Financing Inc.
Basis of Presentation	6
Balance Sheet	8

BNC Mortgage
Basis of Presentation	9
Balance Sheet	10

LBHI and Debtor Subsidiaries
Basis of Presentation — Schedule of Cash Receipts and Disbursements	11
Schedule of Cash Receipts and Disbursements - April	12

LBHI
Basis of Presentation — Schedule of Professional Fee Disbursements	13
Schedule of Professional Fee Disbursements	14

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(1)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Finance SA(2)	08-13887	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento(3)	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009

(1)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009

(2)	On February 15, 2009, the Bankruptcy Liquidator and putative foreign representative for this entity, filed a Chapter 15 Petition seeking the dismissal of the Chapter 11 case

(3)	Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity

LEHMAN COMMERCIAL PAPER INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 2, 2008

The information and data included in this report are derived from sources available to Lehman Commercial Paper Inc. (the “Company” or the “Debtor”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.              This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP and certain other disclosures are listed below:

a.               This MOR does not reflect normal quarterly adjustments that were generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of October 2, 2008, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. Accordingly, the financial information herein is subject to change and any such change could be material.

f.                 Cash and restricted cash includes amounts related to pledged assets of an affiliate that may not belong to the Debtor.  Such amounts associated with pledged assets are not determinable at this time.

g.              Securities and financial instruments owned primarily includes asset-backed securities and corporate debt and are reported at fair value as of September 30, 2008 or in some cases, as of the last valuation recorded by the Company prior to the LBHI bankruptcy filing where a fair value was unable to be determined. Fair value is determined by utilizing observable prices or pricing models utilizing a series of inputs to determine the present value of future cash flows.

h.              The Company entered into securitization and financing activities with third parties and affiliates where an event of default has occurred. Such events of default include breach of collateralization ratio, failure to pay interest, failure to repurchase assets on the specified date, or LBHI’s bankruptcy. This MOR reflects these securitizations and financings as a net receivable or payable after offsetting the respective securities inventory collateral.

i.                  Receivables from affiliates and payables to affiliates generally consist of intercompany receivables and payables derived from the normal course of business.

j.                  This MOR does not reflect an estimate of costs incurred, including certain administrative services and bankruptcy related costs, which will be allocated to the Company in future monthly reports.

2.              This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.              This MOR has not been adjusted to reflect realizable values of assets. Accordingly, future monthly reports may reflect further adjustments to the assets.

LEHMAN COMMERCIAL PAPER INC.

Balance Sheet  (Unaudited)

October 2, 2008

(in millions)

Assets
Cash and restricted cash	$500
Securities and financial instruments owned	5,805
Receivables from affiliates	15,902
Investments in subsidiaries and other assets	2,861

Total Assets	$25,068

Liabilities and Stockholder’s Equity (Deficit)
Payables	$399
Payables to affiliates	25,729
Total Liabilities	26,128

Total Stockholder’s Equity (Deficit)	(1,060)

Total Liabilities and Stockholder’s Equity (Deficit)	$25,068

LEHMAN BROTHERS SPECIAL FINANCING INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 2, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Special Financing Inc. (the “Company” or the “Debtor”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.              This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that were generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of October 2, 2008, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. Accordingly, the financial information herein is subject to change and any such change could be material.

f.                 Fair value is determined by utilizing observable prices or pricing models utilizing a series of inputs to determine the present value of future cash flows.

g.              Derivative related assets and derivative related liabilities represents amounts due from or to counterparties related to matured, terminated and open trades and are recorded at fair value net of cash and securities collateral received and net of valuation reserves as recorded in the books as of September 14, 2008. The Company determined the fair value for derivative related assets and liabilities as follows: (1) utilized the fair values as of September 30, 2008 for trades open as of September 30, 2008, (2) utilized the fair values at the date of maturity or termination where the counterparty notified the Company prior to September 30, 2008, or (3) utilized the last valuation recorded by the Company prior to the LBHI bankruptcy filing where a fair value was unable to be determined or for counterparties generally with more than 1,000 trades outstanding as of September 14, 2008. Derivative related assets do not reflect value impairment that may result from final resolution with certain Special Purpose Vehicles.

h.              Receivables from affiliates and Payables to affiliates consist of derivative contracts recorded at fair value in the Company’s records on September 14, 2008 and other intercompany receivables and payables derived from the normal course of business. Certain derivative contracts with Affiliates have been terminated subsequent to September 14, 2008.

i.                  The Company entered into financing activities with affiliates, all of which are currently in default. This MOR reflects these financing activities as a net receivable or payable after offsetting the respective securities inventory collateral.

j.                  This MOR does not reflect an estimate of costs incurred, including certain administrative services and bankruptcy related costs, will be allocated to the Company in future monthly reports.

2.              This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.              This MOR has not been adjusted to reflect realizable value of assets or liquidation amounts of liabilities which may differ from amounts recorded. Accordingly, future monthly reports may reflect further adjustments to the assets and liabilities.

LEHMAN BROTHERS SPECIAL FINANCING INC.

Balance Sheet  (Unaudited)

October 2, 2008

(in millions)

Assets
Cash restricted, segregated and on deposit	$612
Securities and financial instruments owned	752
Derivative assets from customers	21,631
Receivables from affiliates	22,854
Investments in subsidiaries and other assets	2,701

Total Assets	$48,550

Liabilities and Stockholder's Equity
Derivative liabilities to customers	$11,932
Payables	340
Payables to affiliates	34,181
Total Liabilities	46,453

Total Stockholder's Equity	2,097

Total Liabilities and Stockholder's Equity	$48,550

BNC MORTGAGE LLC

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF JANUARY 8, 2009

The information and data included in this report are derived from sources available to BNC Mortgage LLC (the “Company”) which has filed protection under Chapter 11 of the Bankruptcy Code along with Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.              This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.              This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.             All information is as of January 8, 2009, unless otherwise indicated.

c.              This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.             This MOR is not presented in a GAAP-based SEC reporting format.

e.              Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports. Accordingly, the financial information herein is subject to change and any such change could be material.

f.                Other payables consists primarily of reserves for discontinued operations and for claims which might arise from loans sold by the Company with certain representations and warranties. The amounts recorded as a payable for representations and warranties claims might not be sufficient to pay all potential claims.

g.             This MOR does not reflect an estimate of costs incurred, including certain administrative services and bankruptcy related costs, which will be allocated to the Company in future monthly reports.

2.              This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

BNC MORTGAGE LLC

Balance Sheet (Unaudited)

January 8, 2009

(in thousands)

Assets
Cash	$2
Due from affiliates	17,649
Other assets	443
Total Assets	$18,094

Liabilities and Stockholder’s Equity (Deficit)
Payables to affiliates	$2,567
Other payables	15,673
Total Liabilities	18,240

Total Stockholder’s Equity (Deficit)	(146)

Total Liabilities and Stockholder’s Equity (Deficit)	$18,094

LEHMAN BROTHERS HOLDINGS INC., (“LBHI”), AND OTHER DEBTOR SUBSIDIARIES

BASIS OF PRESENTATION

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

DATED FROM APRIL 1, 2009 TO APRIL 30, 2009

The information and data included in this Report are derived from sources available to Lehman Brothers Holdings Inc. (the “Company”) and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to The Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1.              This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.              This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.              The cash flows presented in this report only include activity for bank accounts that are managed and reconciled by Lehman North American operations.  Cash flows related to the Debtors’ bank accounts that were previously managed and reconciled by Lehman European and Asian operations are excluded from this report.

4.              The beginning and ending balances include cash in demand-deposit accounts (DDA), money-market funds (MMF), and other short-term investments.

5.              Intercompany transfers between Lehman entities are listed as disbursements for the paying entity and receipts for the receiving entity.

6.              The following Debtors have not been included as Debtors in this MOR Report:

a.              PAMI Statler Arms LLC (“PAMI”) — Books and records for PAMI are maintained separately and not in a manner similar to the majority of the Company’s subsidiaries.  This entity does not maintain a separate cash account.

b.             Lehman Brothers Finance SA (“LBF”) — Subsequent to its bankruptcy filing on October 3, 2008, LBF became subject to an insolvency proceeding in Switzerland.

c.              Fundo de Investimento Multimercado Credito Privado Navigator Investimento — Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity.

LEHMAN BROTHERS HOLDINGS INC. and Other Debtor Subsidiaries

Schedule of Cash Receipts and Disbursements (a)

April 1, 2009 - April 30, 2009

Unaudited ($ in millions)

Legal Entity	Filing Date	Beginning Cash (4/1/09) (b)	Receipts	Transfers (c)	Disbursements (d)		FX Fluctuation (e)	Ending Cash (4/30/09)

Lehman Brothers Holdings Inc.	9/15/2008	$2,598	$100	$59	$(187	)(f)	$—	$2,570

LB 745 LLC	9/16/2008	—	—	—	—		—	—

Lehman Brothers Special Financing Inc. (“LBSF”)	10/3/2008	2,069	625	—	(7	)(g)	(3)	2,684	(i)

Lehman Brothers Commodity Services Inc.	10/3/2008	815	47	—	—		—	862

Lehman Brothers OTC Derivatives Inc	10/3/2008	154	9	—	—		—	163

Lehman Commercial Paper Inc. (“LCPI”)	10/5/2008	1,512	743	—	(472	)(h)	(3)	1,780	(j)

Lehman Brothers Commercial Corporation	10/5/2008	399	—	—	—		—	399

Lehman Brothers Derivative Products Inc.	10/5/2008	387	—	—	—		—	387

Lehman Brothers Financial Products Inc	10/5/2008	437	1	—	—		—	438

CES Aviation LLC	10/5/2008	—	—	—	—		—	—

CES Aviation V LLC	10/5/2008	—	—	—	—		—	—

CES Aviation IX LLC	10/5/2008	—	—	—	—		—	—

East Dover Limited	10/5/2008	—	—	—	—		—	—

Lehman Scottish Finance L.P.	10/5/2008	2	—	—	—		—	2

Luxembourg Residential Properties Loan Finance	1/7/2009	—	—	—	—		—	—

BNC Mortgage LLC	1/9/2009	—	—	—	—		—	—

LB Rose Ranch LLC	2/9/2009	1	—	—	—		—	1

Structured Asset Securities Corporation (“SASCO”)	2/9/2009	—	—	—	—		—	—

LB 2080 Kalakaua Owners LLC	4/23/2009	—	—	—	—		—	—

Total		$8,374	$1,525	$59	$(666)		$(6)	$9,286

Totals may not foot due to rounding.

Notes:

(a)	Represents cash flows for bank accounts managed and reconciled by Lehman US operations. Foreign currency cash flows are reflected in USD equivalents.
(b)	Beginning cash balance restated from March closing balance by ($3) million for LBHI, ($4) million for LBSF and ($1) million for LCPI.
(c)	Reflects transfers from bank accounts in Europe to the US.
(d)

Subsidiaries of LBHI have incurred operating expenses and professional fees which have been paid by LBHI. These expenses will be charged back to debtor and non-debtor entities based on the direct costs associated with each entity and an allocation methodology currently being developed.

(e)	Reflects fluctuation in value in foreign currency bank accounts.
(f)	Reflects ordinary course outflows and other court approved disbursements.
(g)	$7 million returned to counterparty for a wire transfer sent to LBSF in error in January 2009.
(h)	LCPI, in its capacity as loan agreement agent, makes pass-along disbursements of principal and interest to loan syndicate participants.
(i)	LBSF cash balance of $2.7 billion includes approx. $280 million that does not belong to the estate and is payable to a third party.
(j)	LCPI cash balance includes receipts related to pledged assets of an affiliate that may not belong to the Debtor. Such amounts associated with pledged assets are not determinable at this time.

LEHMAN BROTHERS HOLDINGS INC. (“LBHI”)

BASIS OF PRESENTATION

SCHEDULE OF PROFESSIONAL FEE DISBURSEMENTS

DATED FROM FILING DATE TO APRIL 30, 2009

The information and data included in this Report are derived from internal systems maintained by Lehman Brothers Holdings Inc. (the “Company”).  The Company, and its other subsidiaries that have filed proceedings under Chapter 11 of the Bankruptcy Code (collectively, the “Debtors” or the “Estate”), have had their Chapter 11 cases consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”). The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on information from the Debtors internal systems, but note that such information may be incomplete in certain respects and the Debtors reserve all rights to revise this report.  This MOR is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with the financial statements and accompanying notes in the Company’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.     The professional fee disbursements presented in this report reflect the date of actual cash payments to professional service providers.  The Debtors have incurred additional professional fee expenses during the reporting period that will be reflected in future MORs as cash payments are made to providers.

LEHMAN BROTHERS HOLDINGS INC.

Schedule of Professional Fee Disbursements (a)

April 2009

Unaudited ($ in thousands)

		Apr-09	Cumulative (b)
Debtors - Section 363 Professionals

Alvarez & Marsal LLC	Interim Management	$15,428	$77,276

Kelly Matthew Wright	Art Consultant and Auctioneer	—	19

Natixis Capital Markets Inc.	Derivatives Consultant	1,494	3,478

Debtors - Section 327 Professionals
Bortstein Legal LLC	Special Counsel - IT Contracts and Transition Services Agreement	276	629

Curtis, Mallet-Prevost, Colt & Mosle LLP	Special Counsel - Conflicts	1,641	4,504

Ernst & Young LLP	Special Counsel - Audit and Tax Services	474	474

Huron Consulting	Special Counsel - Tax Services	165	165

Jones Day	Special Counsel - Asia	1,309	1,309

Lazard Freres & Co.	Special Counsel - Investment Banking Advisor	332	6,313

McKee Nelson LLP	Special Counsel - Tax	782	2,658

McKenna Long & Aldridge LLP	Special Counsel - Commercial Real Estate Lending	276	816

Reilly Pozner LLP	Special Counsel - Mortgage Litigation and Claims	515	515

Simpson Thacher & Bartlett LLP	Special Counsel - SEC Reporting, Asset Sales, and Congressional Testimony	27	1,162

Weil Gotshal & Manges LLP	Lead Counsel	9,184	45,582

Debtors - Claims and Noticing Agent

Epiq Bankruptcy Solutions LLC	Claims Management and Noticing Agent	130	806

Creditors - Section 327 Professionals

FTI Consulting Inc.	Financial Advisor	—	4,358

Houlihan Lokey Howard & Zukin Capital Inc.	Investment Banking Advisor	414	2,360

Milbank Tweed Hadley & McCloy LLP	Lead Counsel	2,560	10,408

Quinn Emanuel Urquhart Oliver & Hedges LLP	Special Counsel - Conflicts	—	1,745

Examiner - Section 327 Professionals

Jenner & Block LLP	Lead Counsel	1,821	1,821

Total Non-Ordinary Course Professionals (“OCP”)		36,828	166,396

Debtors - Ordinary Course Professionals		1,218	4,493

US Trustee Quarterly Fees		—	139

Total Professional Fees and UST Fees		$38,046	$171,028

(a)          All professional fees have been paid by LBHI; however, a portion will be charged back to debtor and non-debtor subsidaries based on the direct costs associated with each entity and an allocation methodology currently being devleoped.

(b)         The figures reflected in this table represent cash disbursements from LBHI’s filing date through the end of April 2009 and do not include holdback amounts required by court order for non-OCP professionals. The figures do not include accruals.